Goodwill	6 Months Ended
Jun. 30, 2023
Goodwill
14 Goodwill
6M23	Wealth Management		Swiss Bank	Asset Management		Investment Bank	Bank	[1]
Gross amount of goodwill (CHF million)
Balance at beginning of period	1,281		481	1,106		4,878	7,758
Foreign currency translation impact	(10)		(9)	(31)		0	(50)
Other	0		0	(30)		30	0
Balance at end of period	1,271		472	1,045		4,908	7,708
Accumulated impairment (CHF million)
Balance at beginning of period	0		0	0		4,878	4,890
Impairment losses	1,271	[2]	0	1,045	[2]	30	2,346
Balance at end of period	1,271		0	1,045		4,908	7,236
Net book value (CHF million)
Net book value	0		472	0		0	472
Segments are shown net of adjustments regarding certain consolidating entities, including those relating to entities that are managed but are not owned or fully owned by Credit Suisse.
1
Gross amount of goodwill and accumulated impairment included CHF 12 million related to legacy business transferred to the former Strategic Resolution Unit in 4Q15 and fully written off at the time of transfer, in addition to the divisions disclosed.

2 Includes adjustments regarding certain consolidating entities of CHF 23 million for Wealth Management and CHF 6 million for Asset Management.
> Refer to “Note 20 – Goodwill” in VIII – Consolidated financial statements – Credit Suisse (Bank) in the Credit Suisse Annual Report 2022 for further information.
In accordance with US GAAP, the Bank continually assesses whether or not there has been a triggering event requiring a review of goodwill.
Effective January 1, 2023, the Bank is organized into five reporting units – Wealth Management, Swiss Bank, Asset Management, Investment Bank and the Capital Release Unit.
As a result of the announced strategy and organizational changes, the Private Fund Group business in the Asset Management reporting unit was transferred to the Investment Bank reporting unit effective January 1, 2023, resulting in a transfer of CHF 30 million of goodwill between the reporting units. The Bank fully impaired this goodwill in 1Q23.
Following a review of the Bank’s financial plans to reflect the deposit and assets under management outflows in 1Q23, the Bank concluded that the estimated fair value of the Wealth Management reporting unit was below its related carrying value and as a result a goodwill impairment charge of CHF 1.3 billion was recorded for the quarter, resulting in a goodwill balance of zero for that reporting unit. The fair value of the remaining reporting units with goodwill (Swiss Bank and Asset Management) exceeded their related carrying values and no further impairments were necessary as of March 31, 2023.
Due to the asset under management outflows and the projected impact on the profitability of the Asset Management reporting unit the Bank concluded that the estimated fair value of the Asset Management reporting was below its related carrying value and, as a result, a goodwill impairment charge of CHF 1.0 billion was recorded in 2Q23, resulting in a goodwill balance of zero for that reporting unit.
On August 31, 2023, UBS Group announced its update on strategy and the integration of Credit Suisse, which included the decision to integrate Credit Suisse (Schweiz) AG with UBS
Switzerland AG. The announcement represents a 3Q23 triggering event for goodwill impairment testing purposes. Based on the preliminary 3Q23 goodwill impairment assessment, the Bank has concluded that the estimated fair value of the Swiss Bank reporting unit is expected to support its carrying value although at a reduced margin. The results of the goodwill impairment evaluation would be significantly impacted by adverse changes in the underlying parameters used in the valuation process. If actual outcomes or the future outlook adversely differ from management’s best estimates of the key economic assumptions and associated cash flows applied in the valuation of the Swiss Bank reporting unit, the Bank could potentially incur material impairment charges in the future.